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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statements No. 33-68860, No. 333-49837, No. 333-44436, and No. 333-101962 on Form S-8 and
Registration Statement No. 33-45815 on Form S-3 of Network Equipment Technologies, Inc. of our report dated April 11, 2003, appearing in this Annual Report on Form 10-K of Network Equipment Technologies, Inc. for the year ended March 28, 2003.


/s/ DELOITTE & TOUCHE LLP

San Jose, California
June 19, 2003